UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 26, 2008

X-Change Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	002-41703	900156146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

710 Century Parkway, Allen, Texas		75013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-747-0051 x113

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

A copy of a press release announcing that its wholly owned subsidiary AirGATE Technologies, Inc. is entering into an agreement with a leading provider of oilfield products and services in the oil and gas industry to design and manufacture down hole tools is attached as Exhibit 99.1 and is hereby incorporated by reference to this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X-Change Corporation

March 27, 2008	By:	/s/ George DeCourcy

Name: George DeCourcy
Title: CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release